                                                                     EXHIBIT 24B



                            3333 HOLDING CORPORATION

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Stephen M. Weinberg with full power of substitution in the premises, as the undersigned's true and lawful agent and attorney-in-fact (the "Attorney-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of 3333 Holding Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 relating to the issuance by Centex Corporation of up to 500,000 shares of Common Stock, par value $0.25 per share, of Centex Corporation under the Centex Corporation Long Term Incentive Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February 2003.



                                  /s/ JOSIAH O. LOW, III
                                  ---------------------------------------------
                                  Josiah O. Low, III
                                  Director

3333 Holding Corporation

                                                                     EXHIBIT 24B



                            3333 HOLDING CORPORATION

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Stephen M. Weinberg with full power of substitution in the premises, as the undersigned's true and lawful agent and attorney-in-fact (the "Attorney-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of 3333 Holding Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 relating to the issuance by Centex Corporation of up to 500,000 shares of Common Stock, par value $0.25 per share, of Centex Corporation under the Centex Corporation Long Term Incentive Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of February 2003.



                                  /s/ DAVID M. SHERER
                                  ---------------------------------------------
                                  David M. Sherer
                                  Director

3333 Holding Corporation

                                                                     EXHIBIT 24B



                            3333 HOLDING CORPORATION

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Stephen M. Weinberg with full power of substitution in the premises, as the undersigned's true and lawful agent and attorney-in-fact (the "Attorney-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of 3333 Holding Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 relating to the issuance by Centex Corporation of up to 500,000 shares of Common Stock, par value $0.25 per share, of Centex Corporation under the Centex Corporation Long Term Incentive Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of February 2003.



                                  /s/ ROGER O. WEST
                                  ---------------------------------------------
                                  Roger O. West
                                  Director

3333 Holding Corporation